UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2024

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2024, New Fortress Energy Inc. (the “Company”) entered into a Transaction Support Agreement (the “TSA”) with certain holders (the “Supporting Holders”) of the Company’s outstanding 6.500% Senior Secured Notes due 2026 (the “Existing 2026 Notes”) and 8.750% Senior Secured Notes due 2029 (the “Existing 2029 Notes”), which was previously disclosed in the Company’s Current Report on Form 8-K filed on October 1, 2024.

On November 6, 2024, the Company entered into privately negotiated exchange and subscription agreements (collectively, the “Exchange and Subscription Agreement”) with NFE Financing LLC, an indirect subsidiary of the Company (“NFE Financing”), Bradford County Real Estate Partners LLC, a wholly-owned subsidiary of NFE Financing (the “Guarantor”) and the Supporting Holders, which was previously disclosed in the Company’s Current Report on Form 8-K filed on November 7, 2024.

On November 21, 2024, the parties amended each of the TSA and the Exchange and Subscription Agreement (the “Amended Exchange and Subscription Agreement”) to provide for the bifurcation of the closing of the transactions thereunder and an extension of the exclusivity period from November 30, 2024 to December 31, 2024, which was previously disclosed in the Company’s Current Report on Form 8-K filed on November 27, 2024.

On November 22, 2024 (the “First Closing Date”), in accordance with the terms of the Amended Exchange and Subscription Agreement, NFE Financing issued approximately $1.207 billion aggregate principal amount of its 12.000% Senior Secured Notes due 2029 (the “New Notes,” and the New Notes issued on the First Closing Date, the “First Closing Notes”). The First Closing Notes were issued pursuant to, and are governed by, an indenture (the “New Notes Indenture”), dated as of November 22, 2024, between NFE Financing, as issuer, the Guarantor and Wilmington Savings Fund Society, FSB (“WSFS”), as trustee (in such capacity, the “Trustee”) and as notes collateral agent (in such capacity, the “Collateral Agent”), which was previously disclosed in the Company’s Current Report on Form 8-K filed on November 27, 2024.

On December 6, 2024, in accordance with the terms of the Amended Exchange and Subscription Agreement, NFE Financing issued approximately $1.520 billion aggregate principal amount of New Notes to the Supporting Holders (the “Second Closing Notes”). The Second Closing Notes were issued pursuant to, and are governed by, the New Notes Indenture. The First Closing Notes and the Second Closing Notes have identical terms, other than with respect to the date of issuance and the issue price, and will be treated as a single class for all purposes under the New Notes Indenture, including waivers, amendments, redemptions and offers to purchase. For a description of the New Notes Indenture, the New Notes and the related pledge and security agreement and intercompany loans, see the Company’s Current Report on Form 8-K filed on November 27, 2024 with respect to the First Closing Notes.

The Second Closing Notes and the associated guarantee of the Guarantor have not been and are not required to be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Second Closing Notes were offered and issued only to persons reasonably believed to be institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act), “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or who are not “U.S. persons” within the meaning of Regulation S under the Securities Act (“Regulation S”) and whose participation in the Subscription Transactions constitutes an “offshore transaction” within the meaning of, and in reliance on, Regulation S.

Additionally, on December 6, 2024, the Company issued 15,700,998 shares of its Class A common stock, par value $0.01, to the Supporting Holders in satisfaction of its commitment fee obligations under the Amended Exchange and Subscription Agreement (the “Commitment Fee Shares”). Under the terms of the Registration Rights Agreement (as defined below), the Supporting Holders are entitled to certain registration rights and subject to certain lock-up restrictions as described below. Based in part upon the representations of the Supporting Holders in the Amended Exchange and Subscription Agreement, the issuance of the Commitment Fee Shares was made in reliance on the exemption afforded by Rule 506 of Regulation D under the Securities Act. The Securities have not been and are not required to be, registered under the Securities Act, or any state securities laws.

Intercompany Loans

Brazil Parent Credit Agreement

On November 22, 2024, NFE Financing, as lender, entered into a credit agreement with Brazil Parent, an indirectly owned, restricted subsidiary of the Company and the direct parent of NFE Financing (“Brazil Parent”), as borrower, and WSFS as the administrative agent and collateral agent (the “Brazil Parent Credit Agreement”), which was previously disclosed by the Company’s Current Report on Form 8-K filed on November 27, 2024. The Brazil Parent Credit Agreement provides for a senior secured, multiple draw term loan facility of $970 million (the “Brazil Parent Term

Facility”), which will mature in November 2029. The obligations under the Brazil Parent Credit Agreement are secured by substantially all assets of Brazil Parent (including a pledge of the equity interests held by Brazil Parent in NFE Brazil Holdings). On November 22, 2024, Brazil Parent borrowed $875 million (the “Initial Brazil Parent Term Loan”) from the Brazil Parent Term Facility.

On December 6, 2024, Brazil Parent borrowed the remaining $95 million from the Brazil Parent Term Facility (the “Additional Brazil Parent Term Loan,” together with the Initial Brazil Parent Term Loan, the “Brazil Parent Term Loan”). The proceeds of the Brazil Parent Term Loan were used to fund the Series I Term Loan Facility.

Series I Credit Agreement

On November 22, 2024, the Company, as borrower, entered into a Series I Credit Agreement with Brazil Parent, as lender, WSFS, as the administrative agent and as collateral agent, and certain subsidiaries of the Company, as guarantors (“Series I Credit Agreement”) in an aggregate principal amount of $970 million (the “Series I Term Loan Facility,” and the loans made under the Series I Term Loan Facility, the “Series I Term Loans”), which was previously disclosed in the Company’s Current Report on Form 8-K filed on November 27, 2024. On November 22, 2024, the Company borrowed $875 million of the Series I Term Loans, the proceeds of which were used for the redemption in full of the outstanding aggregate principal amount of the Existing 2025 Notes. On December 6, 2024, the Company borrowed the remaining $95 million of the Series I Term Loans, the proceeds of which were used to effectuate the transactions contemplated by the Amended Exchange and Subscription Agreement.

Series II Credit Agreement

On December 6, 2024, NFE Financing, as lender, WSFS, as the administrative agent and as collateral agent, and the Company, as borrower, and certain subsidiaries of the Company from time to time party thereto as guarantors, entered into a senior secured term loan credit agreement (“Series II Credit Agreement”) in an aggregate principal amount of approximately $1.43 billion (the loan made under the term loan facility, the “Series II Term Loan”). The proceeds will be used by the Company to consummate the transactions contemplated by the Amended Exchange and Subscription Agreement.

The Series II Term Loan will mature in November 2029 and is payable in full on the maturity date. The obligations under the Series II Credit Agreement will be guaranteed, jointly and severally, on a senior secured basis by each subsidiary that is a guarantor under the Existing 2026 Notes and the Existing 2029 Notes. The obligations under the Series II Credit Agreement will be secured by substantially the same collateral as the collateral securing the Existing 2026 Notes and the Existing 2029 Notes. An equal priority intercreditor agreement will govern the treatment of the collateral.

The Series II Term Loan may be voluntarily prepaid by the Company, in whole or in part, subject to prepayment premiums as follows: (i) with respect to any prepayment occurring prior to November 15, 2026, a make-whole amount, (ii) with respect to any prepayment occurring on and after November 15, 2026 and prior to November 15, 2027, 6% of the aggregate principal amount of the term loan prepaid, and (iii) with respect to any prepayment occurring on and after November 15, 2027 and prior to November 15, 2028, 3% of the aggregate principal amount of such term loan prepaid, in each case, plus accrued and unpaid interest. On and after November 15, 2028, all prepayments can be made at par plus accrued and unpaid interest.

The Company will be required to prepay the Series II Term Loan upon the occurrence of any change of control (which shall include any change of control as defined in the New Notes Indenture and the Brazil Parent Credit Agreement), and with the net proceeds of certain asset sales, condemnations and debt and convertible securities issuances.

The Series II Credit Agreement contains usual and customary representations and warranties, as well as affirmative and negative covenants, in each case, subject to applicable materiality qualifiers, thresholds and exceptions as set forth in the Series II Credit Agreement. The affirmative covenants include requirements to provide financial statements, compliance certificates, and notices, maintain the Borrower and its subsidiaries in good standing, adhere to applicable laws and regulations, maintain collateral and insurance, and comply with tax and environmental obligations. The affirmative covenants also require the provision of guarantees and collateral to secure obligations under the agreement. The negative covenants impose restrictions on the Borrower and its subsidiaries, including limits on additional indebtedness, liens, asset sales, investments, restricted payments, mergers and acquisitions, transactions with affiliates, and amendments to certain indebtedness.

The Series II Credit Agreement also contains customary events of default, subject to grace periods where applicable. These include non-payment of principal, interest, or other obligations; breaches of representations, warranties, or covenants; cross defaults to other material indebtedness; material adverse judgements; bankruptcy or insolvency; ERISA-related defaults; and impairment of security or guarantees.

Credit Agreement Amendments

On December 6, 2024, the Company entered into the First Amendment to Credit Agreement (the “First Amendment), by and among the Company, as borrower, the guarantors party thereto, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as the administrative agent and as collateral agent, which amends that certain Credit Agreement, dated as of October 30, 2023 (as amended, restated or otherwise modified from time to time, the “Existing TLB”), by and among the Company, their guarantors from time to time party thereto, the several lenders from time to time party thereto and Morgan Stanley Senior Funding Inc., as administrative agent and collateral agent. The First Amendment modifies the definition of Excluded Assets (as such term is defined in the Existing TLB) to permit the pledge of equity in certain subsidiaries that are Unrestricted Subsidiaries under the Existing TLB to secure the obligations thereunder.

The Ninth Amendment to the Existing RCF, the Second Amendment to the Existing TLA and the Sixth Amendment to the Existing ULCA, which were previously disclosed by the Company’s Current Report on Form 8-K filed on November 27, 2024, became effective as of December 6, 2024.

Registration Rights Agreement

On December 6, 2024, the Company entered into a Registration Rights Agreement in connection with the issuance of the Commitment Fee Shares (the “Registration Rights Agreement”) with the Supporting Holders who elected to receive the Commitment Fee Shares, pursuant to which such Supporting Holders are entitled to certain registration rights and subject to certain lock-up restrictions. Under the terms of the Registration Rights Agreement, the Company is required to prepare and file a registration statement, or a prospectus supplement to an effective registration statement, with the Securities and Exchange Commission (the “SEC”) no later than January 5, 2024, with respect to the Commitment Fee Shares.

Under the Registration Rights Agreement, the Company agreed to indemnify the Supporting Holders and certain indemnified persons against any losses, claims, damages, liabilities or expenses resulting from any untrue statement or omission of material fact in any registration statement pursuant to which it sells the Company’s common stock, unless such liability arose from the Supporting Holder’s misstatement or omission, and the Supporting Holders agreed to indemnify the Company against all losses caused by its misstatements or omissions. The Company will generally pay all reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to its performance under the Registration Rights Agreement, other than underwriting discounts and commissions, if any, relating to the sale of the Commitment Fee Shares under the Registration Rights Agreement.

    Additionally, any Supporting Holder who received Commitment Fee Shares may not, subject to customary exceptions, offer, sell, contract to sell, pledge or otherwise dispose of such shares for a period of six months until June 6, 2025 without the prior written consent of the Company.

Supplemental Indentures

As previously disclosed in the Company’s Current Report on Form 8-K filed on October 1, 2024, in conjunction with the Transactions, the Supporting Holders agreed to consent to certain amendments to the indentures (the “Consent Solicitations”) pursuant to which the Existing 2026 Notes (such indenture, the “Existing 2026 Notes Indenture”) and the Existing 2029 Notes (such indenture, the “Existing 2029 Notes Indenture”) were issued. These amendments sought to allow the Company to subordinate the liens on certain of the collateral securing the obligations under each of the Existing 2026 Notes Indenture and Existing 2029 Notes Indenture and related notes to the liens on the same collateral securing the obligations under the Company’s Series I Credit Agreement and Series II Credit Agreement, and to remove all covenants and events of default that may be removed in compliance with terms of such indentures (the “Amendments”). The adoption of the Amendments with respect to each series of Existing Notes required the consent of holders of at least 66.67% the outstanding principal amount of such series of Existing Notes (individually, a “Requisite Consent” and collectively, the “Requisite Consents”). The Company received the Requisite Consents for each of the Existing 2026 Notes or the Existing 2029 Notes, and subsequently executed a supplemental indenture to the Existing 2026 Notes Indenture (the “2026 Supplemental Indenture”) and a supplemental indenture to the Existing 2029 Notes Indenture (the “2029 Supplemental Indenture,” and, together with the 2026 Supplemental Indenture, the “Supplemental Indentures”) effecting the Amendments. The Supplemental Indentures became effective on December 5, 2024.

This Current Report on Form 8-K does not constitute an offer to sell, nor is it a solicitation of an offer to buy, any of these securities (including the New Notes and the Commitment Fee Shares) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 3.02.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, the Company’s future financial performance or the Company’s projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition or the stock prices of the Company. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described herein will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s annual report, quarterly and other reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement. The Company undertakes no duty to update these forward-looking statements, even though its situation may change in the future.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: December 11, 2024	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer